SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: JULY 16, 2003

                                 TECHDYNE, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    Florida                         0-14659                       59-1709103
---------------              ---------------------               --------------
(STATE OR OTHER              (COMMISSION FILE NO.)               (IRS EMPLOYER
JURISDICTION OF                                                  IDENTIFICATION
INCORPORATION OR                                                      NUMBER)
ORGANIZATION)

                              2230 West 77th Street
                             Hialeah, Florida 33016
                                 (305) 556-9210
               ---------------------------------------------------
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                                 Not Applicable
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

         On July 16, 2003, Techdyne, Inc., a Florida corporation (the "Company"), issued a press release announcing its acquisition of AG Technologies, Inc., a Florida corporation. The press release is included as
Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7.   EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.        Description
             -----------        -----------

                 99 Press Release, dated July 16, 2003, entitled "TECHDYNE, INC. ANNOUNCES STRATEGIC ACQUISITION".

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TECHDYNE, INC.


Date:  July 16, 2003                 By:  /s/ David L. Watts
                                        ----------------------------------------
                                         David L. Watts, Chief Financial Officer

                                  EXHIBIT INDEX


             Exhibit No.        Description
             -----------        -----------

                 99 Press Release, dated July 16, 2003, entitled "TECHDYNE, INC. ANNOUNCES STRATEGIC ACQUISITION".